                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 10, 2004

                            ENTERASYS NETWORKS, INC.


               (Exact Name of Registrant as Specified in Charter)



          Delaware                       1-10228               04-2797263
(State of Other Jurisdiction         (Commission File         (IRS Employer
       Incorporation)                     Number)           Identification No.)


                                50 Minuteman Road
                                Andover, MA 01810

               (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code: (978) 684-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 220.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

The Board of Directors of Enterasys Networks, Inc. (the "Company") approved amended and restated bylaws of the Company effective upon the filing of this Form 8-K. Section 7.1 (Stock Certificates) was the only section of the Company's amended and restated bylaws affected by the amendment and restatement. Section 7.1 was revised, as reflected in Exhibit 3.1 to this Form 8-K, to enable the Board of Directors to provide by resolution that some or all of any or all classes and series of shares shall be uncertificated shares. Exhibit 3.1 reflects additions as indicated by underlining and deletions as indicated by strike-out.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS:

3.1 Text of Bylaw Amendment.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ENTERASYS NETWORKS, INC.





Date: November 10, 2004                      By: /s/ Gerald M. Haines II
                                                --------------------------------
                                                Gerald M. Haines II
                                                Chief Legal Officer

                                  EXHIBIT INDEX



EXHIBIT 3.1   TEXT OF BYLAW AMENDMENT.